361 Global Macro Opportunity Fund (the “Fund”)
Investor Class (AGMQX)
Class I (AGMZX)
A series of Investment Managers Series Trust

Supplement dated August 5, 2015, to the Summary Prospectus
dated March 3, 2015 and the Prospectus dated March 1, 2015

Effective August 5, 2015, the name of the Fund will be changed to “361 Macro Opportunity Fund.”  In addition, the following statement is deleted from “Principal Investment Strategies” in the Fund’s Summary Prospectus and Prospectus:

The Fund expects that, under normal circumstances, its exposure to non-U.S. investments will be at least 40% of its assets and from at least three different countries.

Please file this Supplement with your records.